Joe Rigby
Chairman, President and Chief Executive Officer
AGA FORUM • PALM BEACH, FL • MAY 17 - 19, 2010

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

Previous Forecast
25 - 30%
70 - 75%
Current Forecast
5 - 10%
90 - 95%
Regulated T&D
Competitive Energy/Other

Forecast Business Mix Based on 2011-2014 Projected Operating Income
PHI’s Strategic Repositioning
• We have been repositioning PHI over the last year
 – Wind-down of retail energy supply business at Pepco Energy Services
 – Announced sale of Conectiv Energy
• PHI will become fundamentally a regulated T&D company with significantly reduced direct exposure to the energy commodity markets

PHI
Pepco Holdings, Inc

atlantic city electric
A PHI Company

delmarva power
A PHI Company

pepco
A PHI Company

pepco
Energy Services

- Build profitable market share in the energy performance contracting business focused on government customers

• Invest in T&D infrastructure
• Implement Blueprint for the Future - AMI, energy efficiency, demand response, decoupling
• Achieve constructive regulatory outcomes
• Increase operational excellence
Power Delivery
• Increase earnings contribution from energy services
Pepco Energy Services
Note: See Safe Harbor Statement at the beginning of today’s presentation.
PHI’s Strategic Focus

Our plan positions us for significant long-term growth in both transmission and distribution.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Power Delivery Business Outlook
• Over $5.4 billion in planned infrastructure investment over next 5 years
• Accelerated smart grid deployment backed by $168 million in stimulus grants
• Revenue growth through continued modest, long-term growth in the number of customers - comparatively strong, resilient economy
• Achieving constructive regulatory outcomes - ongoing rate cases, decoupling, FERC formula and incentive rates
• Continued improvement in operating performance - safety, customer satisfaction, reliability, cost

PHI
Pepco Holdings Inc

Projected Year-End Rate Base

$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions
12.4% CAGR (2009-2014)
$7,050
$7,858
2009
2010
2011
2012
2013
2014
Electric Distribution
Gas Distribution
Transmission

Power Delivery - The Driver of Growth
Total Rate Base
Growth - 80%
Electric Distribution Rate
Base Growth - 49%
Transmission Rate
Base Growth - 185%
* See appendix for projection by utility.
$4,765
$8,563
$5,357
$6,123
$3,425
$3,749
$4,087
$4,417
$4,725
$5,115
$218
$226
$237
$243
$249
$252
$1,122
$1,382
$1,799
$2,390
$2,884
$3,196
*
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Philadelphia
Wilmington
Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Cambridge
Georgetown
Indian River
Possum Pt.
Vienna
Salisbury
North Anna
Calvert Cliffs

500kV AC
640kV DC
Nuclear Generation
Fossil Generation
Substation
Key:
MAPP - Project Update
Total Projected Construction cost: $1.2 billion
Current In-Service Date: June 2014
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 PJM
 • 2010 RTEP study underway, to be
 completed in June
 • RTEP study will re-examine need and
 timing for major transmission projects in
 PJM
 • Preliminary results show reactive
 deficiencies in MAAC and EMAAC in
 2015; various alternatives under study
 • Exelon (930 MW) and NRG (Indian River
 - 170 MW) unit retirements recently
 announced

 Approvals
 • CPCN procedural schedule suspended
 pending 2010 RTEP study completion
 • Field reviews with state and federal
 environmental agencies continuing for
 Southern Maryland portion

 Ongoing Work
 • Proposed route through Dorchester
 County announced - only section needing
 new right-of-way
 • Environmental, engineering, and right-of-
 way acquisition activities continuing
 • No construction activities ongoing

Projected Construction Costs: $334 million (1)
Other Expenditures: $241 million (2)
(1) Net of DOE Reimbursement
(2) Demand Response and energy efficiency program costs are recorded as deferred regulatory assets
Combines smart grid technology with energy
efficiency programs to help customers control
their energy use and cost, while providing
earnings potential for the Company
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Blueprint for the Future
• Advanced Metering Infrastructure
 – Meter installation underway in DE, regulatory asset
 approved
 – Meter installation to begin in DC in 4Q2010, regulatory
 asset approved
• Energy efficiency and demand response programs
 – Demand response programs approved in MD and NJ,
 recovery through a surcharge; pending in DC
 – Energy efficiency approved in MD and DC, recovery
 through a surcharge
• Revenue decoupling
 – Implemented in MD and DC; 66% of total distribution
 revenue is decoupled
 – To be implemented in DE following resolution of
 electric distribution base rate case (3Q2010)
• Innovative rate structures
 – Dynamic pricing proposals pending in DC and DE

- Recent distribution rate case decisions have continued to reflect adherence to key ratemaking precedents
- Regulators have been supportive of cost recovery for AMI, energy efficiency and demand response initiatives
- Regulators have been supportive of decoupling efforts in Maryland, the District of Columbia and Delaware
- Formula rates in place at FERC

2009 Rate Base*
NJ 16%
MD 26%
DE 13%
DC 21%
FERC 24%

* Based on estimated year-end rate base.

Regulatory Diversity
Regulatory Environment

(Millions of Dollars)	DPL Maryland Electric Rate Case		Pepco DC Electric Rate Case	
	Final Position	Approved	Final Position	Approved
Date	11/4/09*	12/2/09	12/9/09*	3/2/10
Rate Base	$311.8	$306.4	$1,020.0	$1,010.3
Equity Ratio	49.87%	49.87%	46.18%	46.18%
Return on Equity	10.75%	10.00%	10.75%	9.625%
Revenue Requirement	$13.6	$7.5	$44.5	$19.8
Depreciation Expense Reduction/(Increase)	–	–	($4.7)	$1.7
Residential Total Bill % Increase	2.6%	1.3%	6.2%	1.8%
New Rates Effective		12/2/09		3/23/10

* Date of company’s reply brief
Pepco filed a Petition for Reconsideration in the DC case on March 23, 2010 addressing the following:
 • Inadequacy of return on equity (25 bps change equates to $2.0 million in revenue)
 • Use of historical average versus forward looking pension expense
 • Partial disallowance of costs relating to a newly constructed 69kv sub-transmission line
 • Omission of floatation costs relating to the 2008 equity issuance
Distribution Rate Cases -
Most Recent Decisions

(Millions of Dollars)	ACE New Jersey Electric Rate Case Final Position	 Approved *
Date	**2/19/10**	**4/28/10**
Rate Base	**$808.8**	**$761.6**
Equity Ratio	**49.58%**	**49.10%**
Return on Equity	**11.50%**	**10.30%**
Revenue Requirement	**$45.8**	**$20.0**
Residential Total Bill % Increase	**5.0%**	**1.2%**
New Rates Effective		**6/1/10**

* Settlement approved by the Board of Public Utilities on 5/1/10.
Distribution Rate Cases -
New Jersey Decision

Distribution Rate Cases - Current Positions

	DPL Delaware Electric Case		
	DPL [(1)]	Staff	DPA [(2)]
Adjusted Rate Base	$460.9	$427.1	$399.4
Equity Ratio	47.52%	47.52%	47.52%
Return on Equity	10.75%	8.50%	7.52%
Revenue Requirement	**$26.2**	**$4.9**	**($2.1)**

	Pepco Maryland Electric Case		
	Pepco [(3)]	Staff	OPC [(4)]
Adjusted Rate Base	$927.1	$909.9	$902.9
Equity Ratio	48.73%	48.73%	47.61%
Return on Equity	10.75%	9.76%	9.50%
Revenue Requirement	**$32.2**	**$11.5**	**$4.3**

(1) Current filed position as of 3/19/10
(2) Division of Public Advocate
(3) Current filed position as of 3/15/09
(4) Office of People's Counsel

(Millions of Dollars)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Delmarva Power Gas Rate Case Filing
in Delaware Planned for July 2010

PES Overview
• PES provides retail energy services to large
 customers
 – Government
 – Commercial and Industrial
 – Institutional
• Energy Services
 – PES develops, installs, operates, and maintains
 energy efficiency, renewable energy, and
 combined heat and power projects
• Energy Supply
 – PES is in the process of winding down the
 Retail Energy Supply business
 – PES also owns two peaking power plants that
 will be retired in 2012
PES has shifted its strategic focus from
Energy Supply to Energy Services

pepco Energy Services

Key Metrics	Q1 2010	2009	2008
Load Served - MW	2,992	3,195	4,388
MWh Delivered*	3.3	17.8	20.1
Dths Delivered*	18.5	45.8	36.1
O&M Expense*	$12	$60	$50
* millions			
Gross Margins			
$/MWh	$6.42	$6.40	$3.71
$/Dth	$0.37	$0.41	$0.37

Forecasted Gross Margin and O&M

($ in millions)
0
20
40
60
80
100
120
Gross Margin
O&M
Energy Supply
Power Plants

Retail Energy Supply Contract Backlog

MWh (millions)
Dth (millions)
Electric Delivered and Backlog
Gas Delivered and Backlog
2009A
2010E
2011E
2012E
2013E
2014E

Estimated, as of 3/31/2010

Wind-down of Retail Electric and
Natural Gas Supply and Power Plants
• PES is on track in winding down this
 business and the retail supply contracts
 completely roll off by 2014
• Power Plants are scheduled for
 retirement in May 2012
• Gross margin expectations for the
 contract backlog:
 – Electric: ~$6.00/MWh
 – Natural Gas: ~$0.35/Dth
2010
2011
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Energy Services Overview
• Energy Efficiency
 – PES is a leading developer of energy
 efficiency projects
 – Since 1995, completed $850 million of
 energy efficiency projects
• Combined Heat and Power/ Thermal (CHP)
 – PES develops, operates, and maintains
 central heating and cooling plants
 • 70,000 tons of cooling
 • 950 MMBtu/hour of heating
 • 23 MW of CHP
• Renewable Energy
 – PES owns and operates 12 MW of
 renewable energy facilities
 • Landfill gas to energy
 • Solar energy
• Construction Companies
 – Primarily underground high voltage
 transmission construction for utilities

– PES believes its market share in the Mid-Atlantic region is in the range of 25% to 30%
– PES has an experienced, commercially-oriented team

Johnson Controls 23%
Siemens 12%
Ameresco 11%
Chevron 10%
Honeywell 9%
Trane 5%
Noresco 4%
TAC 3%
ESG 3%
PES 3%
Others 17%

– Established contracts and energy efficiency mandates enable projects

- PES continues to grow its business development staff

Growing Energy Services
• PES has an established track record and
 was ranked #10 in a 2008 survey with a
 3% market share of the energy
 performance contracting market
• PES is focused on government customers
 – Federal, State, and Local governments
 – Sales and engineering staff grew by 40% in 2009
 – Typical sales cycle averages 24 months, sometimes longer for the Federal government
 – Talent added now will create sustainable value over the longer term
2008 North American Market Share
Energy Performance Contracting
Source: Frost and Sullivan
Our sales team has doubled since 2008

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Conectiv Energy -
Asset Sale/Exit of Merchant Power
• Generates funds of approximately $2 billion
 – Asset sale to Calpine - $1.7 billion (including fuel)
 – Return of collateral, working capital and liquidation of supply contracts -
 $350 - $450 million
• After tax proceeds used to pay down approximately $1.75 million of
 PHI debt
• Closing targeted for June 30, 2010
• Enhances shareholder value
 – Improves the business risk profile
 – Reduces earnings volatility
 – Lowers capital and collateral requirements
 – Strengthens credit profile
 – Supports our commitment to the current dividend level

• Apply proceeds of Conectiv Energy Sale to Debt Reduction
 – Pay off $450 million bridge financing put in place to fund $450 million of PHI May/June maturities
 – Pay off additional $1.3 billion of PHI short-term and long-term debt
• Continue Dividend Reinvestment Plan (approximately $40 million annually)
• Utility long-term debt issuance in 2011 of $200 - $300 million
 – Pepco $100 - $175 million
 – Delmarva Power $100 - $125 million
Note: See Safe Harbor Statement at the beginning of today’s presentation.
2010 - 2011 Financing Activity

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010E
2011E

Earnings Guidance
Earnings Per Share Ranges
$1.10 - $1.30
$0.80 - $0.95
Guidance
Outlook
Reflects earnings per share from ongoing operations (GAAP results excluding special, unusual or extraordinary items). See appendix for assumptions.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

We are positioned to provide an attractive total return
to our shareholders and growth for the future
Note: See Safe Harbor Statement at the beginning of today’s presentation.
POM Investment Case
• Robust T&D growth - Over $5 billion planned investment, 42% in transmission
• Smart grid underway - aided by $168 million in stimulus funds
• Constructive regulatory outlook - including FERC formula rates
• No equity issuance needs until at least 2012
• Commitment to the current dividend
• Clear value proposition - fundamentally a regulated T&D business

Joe Rigby
Chairman, President and Chief Executive Officer
AGA FORUM • PALM BEACH, FL • MAY 17 - 19, 2010

Appendix

Sales (GWh)*		Forecasted Annual Average Growth			
			Sales		Customer	
	2009	2010	2009-2010	2009-2014	2009-2010	2009-2014
Pepco	26,530	26,930	1.5%	1.5%	1.0%	0.9%
Delmarva Power	12,515	12,508	-0.1%	0.6%	0.9%	1.2%
Atlantic City Electric	9,738	9,839	1.0%	1.0%	0.9%	1.0%
Total Power Delivery	48,783	49,277	1.0%	1.1%	0.9%	1.0%

*Weather Normalized Sales

Sales and Customer Growth
While the economic downturn has slowed growth, we expect
continued growth over the long-term across our service territory.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Pepco		Delmarva Power		Total	
2008	$	5	$	1	$	6
2009		22		8		30
2010		7		17		24
2011		129		117		246
2012		201		116		317
2013		114		183		297
2014		70		176		246
2015		-		55		55
TOTAL	$	548	$	673	$	1,221

MAPP - Construction Costs*
(Millions of Dollars)
• In-service dates currently under review by PJM, which may affect timing of certain expenditures.
• Construction costs based on proposed route through Dorchester County, announced on 5/5/10.
* 2008 and 2009 actual costs; 2010 through 2015 planned costs
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Construction Costs

(Millions of Dollars)	2008A	2009A	2010	2011	2012	2013	2014	Total
Advanced Metering Infrastructure (AMI)								
Atlantic City Electric[1]	$ -	$ -	$ -	$ -	$ -	$ 8	$ 92	**$ 100**
Delmarva Power[1]	-	12	49	18	40	-	-	**119**
Pepco[1]	-	-	43	89	19	-	-	**151**
AMI System Improvements	4	11	13	21	-	-	-	**49**
Meter Data Management System	3	2	10	-	-	-	-	**15**
Sub Total	$ 7	$ 25	$ 115	$ 128	$ 59	$ 8	$ 92	**$ 434**
DOE Reimbursement[2]	-	-	(25)	(58)	(17)	-	-	**(100)**
Total	**$ 7**	**$ 25**	**$ 90**	**$ 70**	**$ 42**	**$ 8**	**$ 92**	**$ 334**

Demand Response and Energy Efficiency Expenditures – 2010-2014[3]

	2010	2011	2012	2013	2014	Total
Pepco - District of Columbia	$ 6	$ 11	$ 5	$ 1	$ 1	**$ 24**
Pepco - Maryland	43	50	26	25	25	**169**
Delmarva - Delaware	-	4	5	3	2	**14**
Delmarva - Maryland	13	14	13	8	8	**56**
Atlantic City Electric - New Jersey	2	3	3	5	1	**14**
Sub Total	$64	$82	$52	$42	$37	**$277**
DOE Reimbursement[2]	(11)	(15)	(10)	-	-	**(36)**
Total	**$ 53**	**$ 67**	**$ 42**	**$ 42**	**$ 37**	**$ 241**

(1) Installation of AMI in Maryland and New Jersey is contingent on regulatory approval.

Blueprint for the Future - Updated Costs
 (2) DOE awarded PHI $168 million under the ARRA. $100 million will offset Blueprint construction costs and $30 million will offset other capital expenditures. $36 million will offset expenses associated with direct load control programs.
 (3) Demand response and energy efficiency program costs are recorded as deferred regulatory assets.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

DPL – DE Electric	Pepco – MD	DPL – DE Gas
Initial Filing Date	9/18/09	12/30/09	Initial Filing July 2010
Docket/Case No.	09-414	9217	TBD
Staff/OPC Testimony	2/10/10	4/8/10	TBD
Rebuttal Testimony	3/19/10	4/30/10	TBD
Evidentiary Hearings	TBD	5/10 – 5/14/10	TBD
Initial Briefs	TBD	6/14/10	TBD
Reply Briefs	TBD	6/25/10	TBD
Expected Timing of Decision	3Q2010	July 2010	February 2011

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Distribution Rate Cases - Timeline

Value of Construction Contracts Signed
(Revenues in millions of $)
$60
$50
$40
$30
$20
$10
$0
2007
2008
2009

Typical Construction Project Life-Cycle
1st Customer Meeting
Contract Signed
Commission Project
Energy Audit → Engineering → Negotiations
Recognize Construction Revenues % Complete Basis
2-Year Sales Cycle
18-month Construction

Construction Gross Margin
($ millions)
$10
$8
$6
$4
$2
$0
2008
2009
2010
Actual Gross Margin
Backlog

Energy Services: Make-up of Earnings
Typical projects:
• Construction contract value:
 – $5 to $25 million (revenue)
• Gross margins:
 – 20% to 25% range
• Strong track record for performance
 contracts requiring on going measurement/
 verification of energy savings
• Projects are financed by 3rd parties and
 require minimal capital by PHI
• Contract backlog
 – $6 million of gross margin at 3/31/10
 – 9-month weighted average remaining
 construction period
Construction Revenues from
Energy Efficiency Projects
1
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Energy Services: Make-up of Earnings
Recurring Revenue
Operations and
maintenance contracts
related to energy efficiency
projects; 3-15 year
contracts
Long-term CHP and
thermal contracts from
facilities that we operate
and maintain
• Military District of Washington
• Baltimore City Schools
• BWI Airport
• Other universities, state agencies,
• and municipal governments
Projects
• Atlantic City District Energy
• Wilmington District Energy
• 23 MW NIH Combined Heat and
• Power, Bethesda, MD
• Washington Convention Center
• Thermal Facility**
Gross Margin
Expectations
$31 million
Contract Backlog
7-year remaining
contract life*
$263 million
Contract Backlog
13-year remaining
contract life*
* Weighted average, contract backlog at 3/31/10
** Excluded from backlog (partnership income)
Renewable Energy Projects
• 2 MW Atlantic City Convention Center
 Solar
• 5 MW Bethlehem Landfill Gas (LFG), PA
• 2 MW Fauquier County LFG, VA
• 3 MW Eastern LFG, MD
2
Recurring Gross
Margin
$5-$7M per year
Construction Companies
• Primarily W. A Chester - underground
 high voltage transmission construction
 for utilities
Recurring Gross
Margin
$6-$10M per year
Note: See Safe Harbor Statement at the beginning of today’s presentation.

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$16
$90
$445
$24
$179
$11
$70
$538
$246
$235
$17
$42
$608
$317
$245
$4
$8
$625
$297
$298
$4
$92
$648
$246
$208
2010
2011
2012
2013
2014
Transmission
MAPP
Distribution
Blueprint
PES/Other

$754
$1,100
$1,229
$1,232
$1,198
Construction Expenditures*
* Shown net of DOE Capital Reimbursement Awards, excludes Conectiv Energy
Total projected capital expenditures are $5.5 billion over 5 years
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Earnings Guidance Assumptions
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Power Delivery
• Normal weather and operating conditions
• Constructive regulatory outcomes for pending rate cases (Pepco MD and Delmarva Power
 DE)
• Atlantic City Electric settlement reflected in rates June 1, 2010
• Additional rate cases reflect estimates based on projected rate base/cost-of-service growth and timing of filings
• Average forecasted growth in number of customers of 1% annually
• Average forecasted sales growth of 1% annually
• Construction expenditures of $738 million in 2010 and $1,089 million in 2011
• O&M expense, net of reimbursable/recoverable, of $648 million in 2010 (excluding
 February 2010 storm expense), forecasted increase of ~3% in 2011
• Incremental O&M expense of $16 million in 2010 due to February 2010 storm event
• Depreciation and amortization expense of $367 million in 2010 and $403 million in 2011

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Earnings Guidance Assumptions -
Continued
Pepco Energy Services
• Growth in ESCO construction activity
• Retail Energy gross margins of $120 million in 2010 and $80 million in 2011
• Retail Energy O&M expense of $44 million in 2010 and $33 million in 2011
Conectiv Energy
• Conectiv Energy asset sale and liquidation are both included in discontinued
 operations (and therefore excluded from 2010 guidance and 2011 outlook)
PHI
• Conectiv Energy sale proceeds primarily used to pay down debt by year-end 2010
• Other non-regulated (primarily cross-border leases) earnings at approximate 2009 level
• Composite consolidated effective tax rate of approximately 38%

Actual Earnings Per Share Quarter Ended March 31, 2010	Actual Earnings Per Share Quarter Ended March 31, 2009		Excluding Special Items Quarter Ended March 31, 2010	Excluding Special Items Quarter Ended March 31, 2009
$0.09	$0.19	Power Delivery *	$0.09	$0.15
$0.04	$0.02	Conectiv Energy	$0.04	$0.02
$0.06	$0.03	Pepco Energy Services	$0.06	$0.03
$0.02	$0.03	Other Non-Regulated	$0.02	$0.03
($0.05)	($0.06)	Corporate & Other	($0.05)	($0.06)
$0.16	$0.21	**Total PHI**	$0.16	$0.17

Note: Management believes the special item is not representative of the Company’s ongoing business operations.
First Quarter 2010 Financial Performance
* Power Delivery 2009 special item of ($0.04) per share for the Mirant Settlement, net of customer sharing.

Year-to-Date March 2009 Earnings Per Share *	**$0.17**
Power Delivery	
Income Tax Adjustments	(0.05)
Operation and Maintenance – primarily storm restoration costs	(0.03)
Weather	(0.02)
Depreciation	(0.01)
Distribution revenue – other	0.01
Rate Order Impact	0.02
Other	0.02
Conectiv Energy	0.02
Pepco Energy Services	0.03
Other Non-Regulated, Corporate and Other	-
Year-to-Date March 2010 Earnings Per Share*	**$0.16**

* Excludes special item.
First Quarter 2010
Financial Performance - Drivers